INCOME TAXES - Schedule of Difference Between Actual Income Tax Expense (Benefit) and Amount Computed by Applying PRC Statutory Income Tax Rate to Earnings before Income Taxes (Details)	9 Months Ended
	Sep. 30, 2025 CNY (¥)	Sep. 30, 2025 USD ($)	Sep. 30, 2024 CNY (¥)
Difference between actual income tax expense and amount computed by applying the PRC statutory income tax rate to earnings (loss) before income taxes
Computed "expected" income tax benefit	¥ (7,247,618)		¥ (14,794,555)
Increase in valuation allowance	2,710,017		3,508,598
Entities not subject to income tax	(3,024,388)		619,706
Non-deductible expenses
Entertainment	198,627		260,507
Share-based compensation	116,569		663,262
Other	(10)		(81,155)
Total income tax benefit	¥ (7,246,803)	$ (1,017,952)	¥ (9,823,637)